BY-LAWS FOR THE REGULATION
                     EXCEPT AS OTHERWISE PROVIDED BY STATUTE
                       OR ITS ARTICLES OF INCORPORATION OF
                           CAN-EX MINERALS CORPORATION
                              A NEVADA CORPORATION
                                    * * * * *


                                   ARTICLE I.

                                     Offices

          Section 1. PRINCIPAL OFFICE.  The principal office for the transaction of the  business of the  corporation  is hereby  fixed and located at Suite 880,

Bank of America Plaza, 50 West Liberty  Street,  Reno,  Nevada 89501,  being the offices of THE NEVADA AGENCY AND TRUST COMPANY. The board of directors is hereby granted  full power and  authority  to change  said  principal  office  from one location to another in the State of Nevada.

          Section 2. OTHER  OFFICES.  Branch or  subordinate  offices may at any time be  established  by the board of directors at any place or places where the corporation is qualified to do business.

                                   ARTICLE II.

                            Meetings of Shareholders

          Section 1. MEETING PLACE.  All annual meetings of shareholders and all other meetings of shareholders  shall be held either at the principal  office or


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at any other place within or without the State of Nevada which may be designated either by the board of directors,  pursuant to authority  hereinafter granted to said  board,  or by the  written  consent of all  shareholders  entitled to vote thereat,  given either  before or after the meeting and filed with the Secretary of the corporation.

          Section 2. ANNUAL MEETINGS.  The annual meetings of shareholders shall be held on the 1st day of July each year,  at the hour of 10:00  o'clock a.m. of said day commencing with the year 1999, provided,  however, that should said day fall upon a legal holiday then any such annual meeting of shareholders  shall be held at the same time and place on the next day thereafter  ensuing which is not a legal holiday.  The board of directors of the corporation shall have the power to change the date of the annual meeting as it deems appropriate.

          Written  notice of each annual  meeting  signed by the  president or a vice president,  or the secretary,  or an assistant secretary,  or by such other person or  persons  as the  directors  shall  designate,  shall be given to each shareholder  entitled to vote  thereat,  either  personally  or by mail or other means of written communication,  charges prepaid,  addressed to such shareholder at his address  appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If a shareholder gives no address, notice



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

shall be  deemed to have been  given to him,  if sent by mail or other  means of written  communication  addressed to the place where the principal office of the corporation  is situated,  or if  published  at least once in some  newspaper of general  circulation  in the county in which said  office is  located.  All such notices  shall be sent to each  shareholder  entitled  thereto not less than ten

(10) nor more than sixty (60) days before each annual meeting, and shall specify the  place,  the day and the hour of such  meeting,  and  shall  also  state the purpose or purposes for which the meeting is called.

          Section 3. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes  whatsoever,  may be called at any time by the president or by the board of directors,  or by one or more  shareholders  holding not less than 10% of the voting power of the  corporation.  Except in special cases where other  express  provision is made by statute,  notice of such  special  meetings shall be given  in the same  manner  as for  annual  meetings  of  shareholders.

Notices of any special  meeting shall specify in addition to the place,  day and hour of such meeting, the purpose or purposes for which the meeting is called.


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          Section 4. ADJOURNED  MEETINGS AND NOTICE THEREOF.  Any  shareholders'

meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares,  the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at any such meeting.

          When any shareholders' meeting, either annual or special, is adjourned for thirty (30) days or more,  notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an  adjournment  or of the business to be transacted at an adjourned  meeting,  other  than by  announcement  at the  meeting at which such adjournment is taken.

          Section 5. ENTRY OF NOTICE.  Whenever any shareholder entitled to vote has been absent from any meeting of shareholders,  whether annual or special, an entry in the  minutes to the  effect  that  notice has been duly given  shall be conclusive  and  incontrovertible  evidence  that due notice of such meeting was given  to  such  shareholders,  as  required  by  law  and  the  By-Laws  of the corporation.

          Section 6. VOTING.  At all annual and special meetings of stockholders entitled to vote thereat,  every holder of stock issued to a bona fide purchaser of the same, represented by the holders thereof, either in person or by proxy in writing,  shall have one vote for each share of stock so held and represented at


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

such  meetings,  unless the  Articles  of  Incorporation  of the  company  shall otherwise  provide,  in which  event the voting  rights,  powers and  privileges prescribed  in the said  Articles of  Incorporation  shall  prevail.  Voting for directors and, upon demand of any stockholder,  upon any question at any meeting shall be by  ballot.  Any  director  may be removed  from  office by the vote of stockholders  representing  not less than  two-thirds of the voting power of the issued and outstanding stock entitled to voting power.

          Section 7.  QUORUM.  The presence in person or by proxy of the holders of a majority of the shares  entitled to vote at any meeting shall  constitute a quorum for the  transaction  of  business.  The  shareholders  present at a duly called or held  meeting at which a quorum is present may continue to do business until  adjournment,  notwithstanding  the withdrawal of enough  shareholders  to leave less than a quorum.

          Section 8. CONSENT OF ABSENTEES.  The  transactions  of any meeting of shareholders,  either annual or special, however called and noticed, shall be as valid as though at a meeting  duly held  after  regular  call and  notice,  if a quorum be present  either in person or by proxy,  and if either  before or after


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

the meeting, each of the shareholders entitled to vote, not present in person or by proxy,  sign a written Waiver of Notice,  or a consent to the holding of such meeting,  or an approval of the minutes thereof.  All such waivers,  consents or approvals  shall  be  filed  with the  corporate  records  or made a part of the minutes of this meeting.

          Section 9. PROXIES.  Every person entitled to vote or execute consents shall  have the  right  to do so  either  in  person  or by an  agent or  agents authorized  by a written  proxy  executed by such person or his duly  authorized agent and filed with the  secretary of the  corporation;  provided  that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution,  unless the shareholder executing it specifies therein the length of time for which such  proxy is to  continue  in force,  which in no case shall exceed seven (7) years from the date of its execution.

                                   ARTICLE III

          Section 1.  POWERS.  Subject to the  limitations  of the  Articles  of

Incorporation or the By-Laws,  and the provisions of the Nevada Revised Statutes as to action to be  authorized or approved by the  shareholders,  and subject to the duties of directors as prescribed by the By-Laws, all corporate powers shall be exercised by or under the  authority  of, and the business and affairs of the corporation shall be controlled by the board of directors.  Without prejudice to


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

such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers, to wit:

          First - To select  and  remove  all the  other  officers,  agents  and employees of the  corporation,  prescribe such powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or the By-Laws,

fix their compensation, and require from them security for faithful service.

          Second - To conduct,  manage and  control the affairs and  business of

the  corporation,   and  to  make  such  rules  and  regulations   therefor  not

inconsistent  with law, with the Articles of  incorporation  or the By-Laws,  as they may deem best.

          Third - To change  the  principal  office for the  transaction  of the business of the corporation  from one location to another within the same county as provided in Article I, Section 1, hereof; to fix and locate from time to time one or more subsidiary offices of the corporation within or without the State of

Nevada,  as provided in Article I,  Section 2, hereof;  to  designate  any place within or  without  the State of Nevada  for the  holding  of any  shareholders'

meeting  or  meetings;  and to  adopt,  make and use a  corporate  seal,  and to


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

prescribe the forms of certificates of stock, and to alter the form of such seal and of such  certificates  from time to time, as in their judgment they may deem best,  provided such seal and such  certificates  shall at all times comply with the provisions of law.

          Forth - To authorize  the issue of shares of stock of the  corporation from time to time, upon such terms as may be lawful,  in  consideration of money paid, labor done or services actually rendered, debts or securities canceled, or tangible or  intangible  property  actually  received,  or in the case of shares issued  as a  dividend,  against  amounts  transferred  from  surplus  to stated

capital.

          Fifth - To borrow money and incur indebtedness for the purposes of the corporation,  and  to  cause  to be  executed  and  delivered  therefor,  in the corporate name, promissory notes, bonds, debentures,  deeds of trust, mortgages,

pledges, hypothecations or other evidences of debt and securities therefore.

          Sixth - To appoint an executive  committee and other committees and to delegate to the executive committee any of the powers and authority of the board in management of the business and affairs of the  corporation,  except the power to  declare  dividends  and to adopt,  amend or repeal  By-Laws.  The  executive committee shall be composed of one or more directors.


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

          Section 2. NUMBER AND QUALIFICATION OF DIRECTORS.

The authorized number of directors of the corporation shall be not less than one

(1) and no more than fifteen (15).

          Section 3. ELECTION AND TERM OF OFFICE. The directors shall be elected at each annual  meeting of  shareholders,  but if any such annual meeting is not held, or the directors are not elected thereat,  the directors may be elected at any special meeting of shareholders. All directors shall hold office until their respective successors are elected.

          Section  4.  VACANCIES.  Vacancies  in the board of  directors  may be filled by a majority of the remaining  directors,  though less than a quorum, or by a sole  remaining  director,  and each  director so elected shall hold office until  his  successor  is  elected  at an annual  or a  special  meeting  of the shareholders.

          A vacancy or vacancies  in the board of  directors  shall be deemed to exist in case of the death,  resignation  or removal of any director,  or if the authorized number of directors be increased,  or if the shareholders fail at any annual or special meeting of shareholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.


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

          The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.  If the board of directors accept the  resignation of a director  tendered to take effect at a future time,

the board or the shareholders  shall have the power to elect a successor to take office when the resignation is to become effective.

          No reduction  of the  authorized  number of  directors  shall have the effect of removing any director prior to the expiration of his term of office.

          Section  5.  PLACE  OF  MEETING.  Regular  meetings  of the  board  of directors  shall be held at any place within or without the State which has been designated from time to time by resolution of the board or by written consent of all members of the board. In the absence of such designation,  a regular meeting shall be held at the principal  office of the  corporation.  Special meetings of the  board  may be held  either at a place so  designated,  or at the  principal office.

          Section 6.  ORGANIZATION  MEETING.  Immediately  following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization,  election of officers, and the transaction of other business. Notice of such meeting is hereby dispensed with.


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

          Section 7. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call and the day of each month and at an hour deemed appropriate and set by the board of directors;  provided, however, should such set day fall upon a legal  holiday,  then said meeting shall be held at the same  time on the  next day  thereafter  ensuing  which is not a legal  holiday.

Notice  of all such  regular  meetings  of the  board  of  directors  is  hereby dispensed with.

          Section  8.  SPECIAL  MEETINGS.  Special  meetings  of  the  board  of directors  for any  purpose  or  purposes  shall  be  called  at any time by the president,  or,  if he is  absent  or  unable  or  refuses  to act,  by any vice president or by any two (2) directors.

          Written  notice of the time and  place of  special  meetings  shall be delivered  personally to the directors or sent to each director by mail or other form of written communication,  charges prepaid, addressed to him at his address as it is shown  upon the  records of the  corporation,  or if it is not shown on such records or is not readily ascertainable, at the place in which the meetings of the  directors  are  regularly  held.  In  case  such  notice  is  mailed  or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph  company in the place in which the principal office of the corporation


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

is located at least  forty-eight  (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided,  it shall be so delivered  at least  twenty-four  (24) hours prior to the time of the holding of the meeting.  Such mailing,  telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

          Section  9.  NOTICE  OF  ADJOURNMENT.  Notice of the time and place of holding an adjourned meeting need not be given to absent directors,  if the time and place be fixed at the meeting adjourned.

          Section 10.  ENTRY OF NOTICE.  Whenever  any  director has been absent from any special  meeting of the board of directors,  an entry in the minutes to

the  effect  that  notice  has  been  duly  given   shall  be   conclusive   and

incontrovertible  evidence  that due notice of such special  meeting was give to such director, as required by law and the By-Laws of the corporation.

          Section 11. WAIVER OF NOTICE.  The  transactions of any meeting of the board of directors,  however  called and noticed or wherever  held,  shall be as valid as though had a meeting  duly held after  regular  call and  notice,  if a quorum be  present,  and if,  either  before or after the  meeting,  each of the directors  not  present  sign a written  waiver  of  notice or a consent  to the


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

holding of such meeting or an approval of the minutes thereof. All such waivers,

consents or approvals  shall be filed with the corporate  records or made a part of the minutes of the meeting.

          Section 12. QUORUM.  A majority of the authorized  number of directors shall be  necessary  to  constitute  a quorum for the  transaction  of business,

except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors  present at a meeting duly held at which a quorum is present,  shall  be  regarded  as the act of the  board of  directors,  unless a greater number be required by law or by the Articles of Incorporation.

          Section 13.  ADJOURNMENT.  A quorum of the  directors  may adjourn any directors'  meeting to meet again at a stated day and hour;  provided,  however,

that in the  absence of a quorum,  a majority  of the  directors  present at any directors'  meeting,  either  regular or special,  may adjourn from time to time until the time fixed for the next regular meeting of the board.

          Section 14.  FEES AND  COMPENSATION.  Directors  shall not receive any stated salary for their services as directors, but by resolution of the board, a fixed fee, with or without  expenses of attendance may be allowed for attendance at each meeting.  Nothing  herein  contained  shall be construed to preclude any director  from  serving  the  corporation  in any other  capacity as an officer,

agent, employee, or otherwise, and receiving compensation therefor.


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

                                   ARTICLE IV.

                                    Officers

          Section  1.  OFFICERS.  The  officers  of the  corporation  shall be a president, a vice president and a secretary/treasurer.  The corporation may also have, at the discretion of the board of directors,  a chairman of the board, one or  more  vice  presidents,  one or  more  assistant  secretaries,  one or  more assistant treasurers,  and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article.  Officers other than president and chairman of the board need not be directors. Any person may hold two or more offices.

          Section 2.  ELECTION.  The  officers of the  corporation,  except such officers as may be appointed in accordance  with the  provisions of Section 3 or

Section 5 of this Article,  shall be chosen  annually by the board of directors,

and each  shall  hold his  office  until he shall  resign or shall be removed or otherwise  disqualified  to  serve,  or  his  successor  shall  be  elected  and qualified.

          Section 3.  SUBORDINATE  OFFICERS,  ETC.  The board of  directors  may appoint such other officers as the business of the corporation may require, each


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


of whom shall hold office for such period,  have such authority and perform such duties as are provided in the By-Laws or as the board of directors may from time to time determine.

          Section 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office,  at any regular or special meeting of the board.

          Any  officer  may resign at any time by giving  written  notice to the board of directors or to the president,  or to the secretary of the corporation.

Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein,

the acceptance of such resignation shall not be necessary to make it effective.

          Section  5.  VACANCIES.  A vacancy  in any  office  because  of death,

resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

          Section 6. CHAIRMAN OF THE BOARD.  The chairman of the board, if there shall be such an  officer,  shall,  if present,  preside at all  meetings of the board of directors, and exercise and perform such other powers and duties as may be from time to time  assigned to him by the board of directors or prescribed by the By-Laws.


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


          Section 7. PRESIDENT.  Subject to such supervisory  powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an  officer,  the  president  shall be the chief  executive  officer of the corporation  and shall,  subject to the control of the board of directors,  have general  supervision,  direction and control of the business and officers of the corporation.  He shall  preside at all meetings of the  shareholders  and in the absence of the  chairman of the board,  or if there be none,  at all meetings of the board of  directors.  He shall be  ex-officio  a member of all the  standing committees,  including  the  executive  committee,  if any,  and shall  have the general  powers  and  duties  of  management  usually  vested  in the  office of president of a  corporation,  and shall have such other powers and duties as may be prescribed by the board of directors or the By-Laws.

          Section  8.  VICE  PRESIDENT.  In the  absence  or  disability  of the president,  the vice  presidents in order of their rank as fixed by the board of directors,  or if not  ranked,  the vice  president  designated  by the board of directors,  shall  perform  all the duties of the  president  and when so acting shall have all the powers of, and be subject to all the  restrictions  upon, the president.  The vice  presidents  shall have such other  powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the By-Laws.


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

          Section 9. SECRETARY. The secretary shall keep, or cause to be kept, a book of minutes  at the  principal  office or such  other  place as the board of directors  may order,  of all meetings of directors and  shareholders,  with the time and place of  holding,  whether  regular or special,  and if  special,  how authorized,  the notice thereof given,  the names of those present at directors'

meetings,  the number of shares present or represented at shareholders' meetings and the proceedings thereof.

          The  secretary  shall  keep,  or cause to be  kept,  at the  principal office,  a share register,  or a duplicate share register,  showing the names of the shareholders  and their addresses;  the number and classes of shares held by each;  the number and date of  certificates  issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

          The  secretary  shall  give,  or cause to be given,  notice of all the meetings  of the  shareholders  and of the board of  directors  required  by the

By-Laws or by law to be given,  and he shall keep the seal of the corporation in safe custody,  and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the By-Laws.


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

          Section 10. TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained,  adequate and correct  accounts of the properties and business  transactions  of the  corporation,  including  accounts of its assets,

liabilities, receipts, disbursement, gains, losses, capital, surplus and shares.

Any surplus,  including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a  separate  account.  The  books of  account  shall at all  times be open to inspection by any director.

          The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be  ordered  by the  board of  directors,  shall  render  to the  president  and directors,  whenever they request it, an account of all of his  transactions  as treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be  prescribed by the board of directors or the By-Laws.


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


                                   ARTICLE V.

                     INDEMNIFICATION OF OFFICERS, DIRECTORS

                                AND KEY PERSONEL

          Section 1. The  corporation  may  indemnify any person who was or is a party  or is  threatened  to be  made a  party  to any  threatened,  pending  or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the  corporation,  or is or was serving at the request of the  corporation  as a director, officer, employee or agent of another corporation,  partnership, joint venture,  trust or other enterprise,  against expenses including attorneys fees,

judgments, fines and amounts paid in settlement actually and reasonable incurred by such person in connection with the action,  suit or proceeding if such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best  interests  of the  corporation,  and,  with  respect to any criminal  action or proceeding,  had no reasonable  cause to believe his conduct was unlawful.  The  termination  of any action,  suit or proceeding by judgment,

order,  settlement,  conviction  or  upon  a  plea  of  nolo  contendre  or  its equivalent,  does not, of itself,  create a presumption  that the person did not act in good faith and in a manner which he  reasonably  believed to be in or not opposed to the best interest of the  corporation,  and that, with respect to any criminal action or proceeding,  such person had reasonable cause to believe that his conduct was unlawful.


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

          Section 2. The  corporation  may  indemnify any person who was or is a party  or is  threatened  to be  made a  party  to any  threatened,  pending  or completed  action or suit by or in the  right of the  corporation  to  procure a judgment in the corporation's favor by reason of the fact that such person is or was a  director,  officer,  employee or agent of the  corporation,  or is or was serving at the request of the  corporation as a director,  officer,  employee or agent  of  another  corporation,  partnership,  joint  venture,  trust  or other enterprise  against  expenses  including amount paid in settlement and attorneys fees  actually and  reasonable  incurred by such person in  connection  with the defense or  settlement  of the action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation.  Indemnification  may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction  determining,  after exhaustion of all appeals therefrom,

to be  liable  to the  corporation  or for  amount  paid  in  settlement  to the corporation, unless and only to the extent that the court in which the action or suit was  brought  or other  court of  competent  jurisdiction  determines  upon application  that in view of all the  circumstances  of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

                  Section 3. To the extent that a director, officer, employee or agent of a corporation had been successful on the merits or otherwise in defense of any  action,  suit or  proceeding  referred  to in  Sections  1 and 2 of this

Article V, or in defense of any claim, issue or matter therein,  the corporation shall indemnify him against  expenses,  including  attorneys fees,  actually and reasonably incurred by such person in connection with the defense.



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

          Section 4. The procedure for authorizing the  indemnifications  listed in  Section  1,  2  and 3 of  this  Article  V,  and  the  limitations  on  such indemnification and advancement of expenses,  shall be that set forth in Section

78.751 of the Nevada Revised Statutes, and shall be amended from time to time as such statute is amended.

                                   ARTICLE VI.

                                  Miscellaneous

          Section 1. RECORD DATE AND CLOSING STOCK BOOKS. The board of directors may fix a time,  in the future,  not exceeding  fifteen (15) days  preceding the date  of any  meeting  of  shareholders,  and not  exceeding  thirty  (30)  days preceding the date fixed for the payment of any dividend or distribution, or for the allotment of rights,  or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled  to notice of and to vote at any such  meeting,  or entitled to receive any such  dividend  or  distribution,  or any such  allotment  of rights,  or to exercise  the rights in respect to any such  change,  conversion  or exchange of shares,  and in such case only shareholders of record on the date so fixed shall be  entitled  to  notice of and to vote at such  meetings,  or to  receive  such dividend,  distribution or allotment of rights,  or to exercise such rights,  as the case may be,  notwithstanding any transfer of any shares on the books of the corporation after any record date fixed as aforesaid. The board of directors may close the books of the corporation against transfers of shares during the whole,

or any part of any such period.


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

          Section 2.  INSPECTION  OF CORPORATE  RECORDS.  The share  register or duplicate  share register,  the books of account,  and minutes of proceedings of the  shareholders  and directors  shall be open to  inspection  upon the written demand of a shareholder or the holder of a voting trust certificate,  as limited herein,  at any  reasonable  time, and for a purpose  reasonably  related to his interests as a shareholder, or as the holder of a voting trust certificate. Such inspection  rights shall be governed by the applicable  provisions of the Nevada

Revised  Statutes  and  shall be no more  permissive  than such  statutes  as to percentage  of ownership  required  for  inspection  and scope of the  permitted inspection.  Demand of inspection other than at a shareholders' meeting shall be made in writing upon the  president,  secretary  or  assistant  secretary of the corporation.

          Section 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money,  notes or other evidences of indebtedness,  issued in the name of or payable to the corporation,  shall be signed or endorsed by such person or persons  and in such  manner  as,  from  time to time,  shall be  determined  by resolution of the board of directors.

          Section 4. ANNUAL  REPORT.  The board of directors of the  corporation shall cause to be sent to the  shareholders  not later than one  hundred  twenty

(120) days after the close of the fiscal or calendar year an annual report.

          Section 5.  CONTRACT,  ETC.,  HOW  EXECUTED.  The board of  directors,

except as in the  By-Laws  otherwise  provided,  may  authorize  any  officer or officers,  agent or agents, to enter into any contract, deed or lease or execute any  instrument  in the  name of and on  behalf  of the  corporation,  and  such authority  may be general  or  confined  to  specific  instances;  and unless so authorized by the board of directors,  no officer,  agent or employee shall have any power or authority to bind the  corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.


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

          Section 6.  CERTIFICATES OF STOCK. A certificate or  certificates  for shares  of the  capital  stock  of the  corporation  shall  be  issued  to  each shareholder when any such shares are fully paid up. All such certificates  shall be signed by the president or a vice president and the secretary or an assistant secretary,  or be  authenticated by facsimiles of the signature of the president and  secretary  or by a facsimile  of the  signature  of the  president  and the written signature of the secretary or an assistant secretary.  Every certificate authenticated  by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk.

          Certificates for shares may be issued prior to full payment under such restrictions  and for such purposes as the board of directors or the By-Laws may provide;  provided,  however,  that any such certificate so issued prior to full payment  shall  state the  amount  remaining  unpaid  and the  terms of  payment thereof.

          Section  7.  REPRESENTATIONS  OF  SHARES  OF OTHER  CORPORATIONS.  The

president or any vice president and the secretary or assistant secretary of this corporation  are  authorized  to vote,  represent and exercise on behalf of this corporation all rights  incident to any and all shares of any other  corporation or corporations  standing in the name of this corporation.  The authority herein granted to said officers to vote or represent on behalf of this  corporation  or corporations may be exercised either by such officers in person or by any person authorized  so to do by  proxy  or  power  of  attorney  duly  executed  by said officers.


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

          Section 8. INSPECTION OF BY-LAWS.  The  corporation  shall keep in its principal  office for the  transaction of business the original or a copy of the

By-Laws as amended,  or otherwise  altered to date,  certified by the secretary,

which shall be open to inspection by the  shareholders  at all reasonable  times during office hours.

                                   ARTICLE VI.

                                   Amendments

          Section 1. POWER OF SHAREHOLDERS.  New By-Laws may be adopted or these

By-Laws  may be amended or  repealed  by the vote of  shareholders  entitled  to exercise a majority  of the voting  power of the  corporation  or by the written assent of such shareholders.

          Section 2. POWER OF DIRECTORS. Subject to the right of shareholders as provided  in  Section 1 of this  Article VI to adopt,  amend or repeal  By-Laws,

By-Laws other than a ByLaw or amendment  thereof changing the authorized  number of directors may be adopted, amended or repealed by the board of directors.

          Section 3. ACTION BY DIRECTORS THROUGH CONSENT IN LIEU OF MEETING. Any

action  required  or  permitted  to be  taken  at any  meeting  of the  board of directors or of any  committee  thereof,  may be taken  without a meeting,  if a written  consent  thereto  is signed by all the  members of the board or of such committee.  Such written  consent shall be filed with the minutes of proceedings of the board or committee.




                            /s/William L. Owen
                               ---------------------------
                               Secretary


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